Exhibit 99.1

Surgalign Successfully Completes Auction and Names Successful Bidders For Asset Sales

DEERFIELD, Ill., July 28, 2023 – Surgalign Holdings, Inc., (OTC: SRGAQ) (“Surgalign” or the “Company”), a global medical technology company focused on elevating the standard of care by driving the evolution of digital health, today announced that following a competitive court-supervised marketing and sale process, including a competitive auction, the Company has selected Xtant Medical Holdings, Inc. (“Xtant”) as the successful bidder for its hardware and biologics assets and Augmedics, Inc. as the successful bidder for its digital health assets (“Augmedics” and together with Xtant, the “Successful Bidders”). The sale and marketing process, including the auction, was conducted in accordance with bidding procedures approved by the United States Bankruptcy Court for the Southern District of Texas, Houston Division, where the Company’s chapter 11 cases are currently pending. The Official Committee of Unsecured Creditors participated in the auction as a consultation party.

Xtant’s bid for the hardware and biologics assets consists of a cash purchase price of $5 million and the assumption of certain liabilities, as set forth in the asset purchase agreement. In addition, Augmedics’s bid for the digital health assets consists of a cash purchase price of $900,000 and the assumption of certain liabilities, as set forth in the asset purchase agreement. Both of the Successful Bidders’ bids maximize the value and minimize the remaining duration of the Company’s chapter 11 proceedings by providing a clear path forward for the Company to consummate a chapter 11 plan and return value to its stakeholders.

Terry Rich, President and Chief Executive Officer of Surgalign stated, “We are pleased to have concluded the sale process and believe with Xtant and Augmedics, our technology and its potential will live on. I cannot thank our customers and partners enough for their support through this process. Further, I want to acknowledge the entire Surgalign team for their unwavering commitment throughout the years, and for their ongoing passion to develop the best solutions to help drive better patient outcomes.”

The applicable asset purchase agreements between the Successful Bidders and the Company will be presented for approval to the Bankruptcy Court at the sale hearing set for August 8, 2023. The Successful Bidders and the Company will work to close the transactions promptly following approval of the sales by the Bankruptcy Court.

Additional information about Surgalign’s chapter 11 proceedings is available through the Company’s claims agent Kroll Restructuring Administration LLC (“Kroll”). Interested parties can view documents by visiting https://restructuring.ra.kroll.com/surgalign, or by calling the toll-free hotline at +1 (833) 939-6015 or for calls originating outside the U.S., by calling +1 (646) 440-4843. Inquiries can also be sent directly to Kroll at surgaligninfo@ra.kroll.com.

White & Case LLP is serving as the Company’s legal counsel, Alvarez & Marsal Securities, LLC is serving as investment banker, and Alvarez & Marsal North America, LLC is serving as financial advisor to the Company.

About Surgalign Holdings, Inc.

Surgalign Holdings, Inc. is a global medical technology company committed to the promise of digital health to drive transformation across the surgical landscape. Uniquely aligned and resourced to advance the standard of care, the company is building technologies physicians and other health providers will look to for what is truly possible for their patients. Surgalign is focused on developing solutions that predictably deliver superior clinical and economic outcomes. Surgalign markets products throughout the United States and in approximately 40 countries worldwide through an expanding network of top independent distributors. Surgalign is headquartered in Deerfield, IL, with commercial, innovation and design centers in San Diego, CA, Warsaw and Poznan, Poland, and Wurmlingen, Germany. Learn more at www.surgalign.com and connect on LinkedIn and Twitter.

Forward Looking Statement

This press release contains forward-looking statements based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management, and such forward-looking statements include (among others) statements regarding anticipated future financial and operating performance (including forecasted full-year revenue and number of HOLO sites secured), product rationalization and expense reduction initiatives and the results thereof, potential third party financing and anticipated cash needs. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s industry, and numerous other factors and risks identified in the Company’s most recent Form 10-K, 10-Q and other filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) the Company’s access to adequate operating cash flow, trade credit, borrowed funds and equity capital to fund its operations and pay its obligations as they become due, and the terms on which external financing may be available, including the impact of adverse trends or disruption in the global credit and equity markets; (ii) risks relating to existing or potential litigation or regulatory actions; (iii) the identification of control deficiencies, including material weaknesses in internal control over financial reporting; (iv) general worldwide economic conditions and related uncertainties; (v) the continued impact of the COVID-19 and the Company’s attempts at mitigation, particularly in international markets served by the Company; (vi) the failure by the Company to identify, develop and successfully implement its strategic initiatives, particularly with respect to its digital surgery strategy; (vii) the reliability of our supply chain; (viii) our ability to meet obligations, including purchase minimums, under our vendor and other agreements; (ix) whether or when the demand for procedures involving our products will increase; (x) our financial position and results, total revenue, product revenue, gross margin, and operations; (xi) failure to realize, or unexpected costs in seeking to realize, the expected benefits of the Holo Surgical Inc. (“Holo Surgical”) and Inteneural Networks Inc. (“INN”) acquisitions, including the failure of Holo Surgical’s and INN’s products and services to be satisfactorily developed or achieve applicable regulatory approvals or as a result of the failure to commercialize and distribute its products; (xii) the failure to effectively integrate Holo Surgical’s and INN’s operations with those of the Company, including: retention of key personnel; the effect on relationships with customers, suppliers, and other third parties; and the diversion of management time and attention to the integration; (xiii) the number of shares and amount of cash that will be required in connection with any post-closing milestone payments, including as a result of changes in the trading price of the Company’s common stock and their effect on the amount of cash needed by the Company to fund any post-closing milestone payments in connection with the acquisitions; (xiv) the continuation of recent quality issues with respect to our global supply chain; (xv) the effect and timing of changes in laws or in governmental regulations; and (xvi) other risks described in our public filings with the SEC. These factors should be considered carefully, and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting Surgalign’s website at http://www.surgalign.com/ or the SEC’s website at http://www.sec.gov/. We undertake no obligation to update these forward-looking statements except as may be required by law.

Investor and Media Relations Contact:

Glenn Wiener

gwiener@gwcco.com

+1 917 887 8434